UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 15, 2005

                             BROOKLINE BANCORP, INC.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                        0-23695                04-3402944
-----------------------------      ---------------------     -------------------
(State or Other Jurisdiction)      (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


160 Washington Street, Brookline, Massachusetts                        02147
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(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code:  (617) 730-3500
                                                     --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry into a Definitive Material Agreement.
                -------------------------------------------

     On December 15, 2005 the Board of Directors of Brookline Bank, the Company's wholly owned subsidiary, approved amendments to the existing employment agreements with Richard P. Chapman, Chairman and Chief Executive Officer, and with Charles H. Peck, President of the Bank. The agreements were amended in response to newly enacted Section 409A of the Internal Revenue Code of 1986. Under the amended agreements, the executives shall be entitled to severance payments under the agreements upon the occurrence of a change in control of the Company, as defined in the agreement. The amended employment agreements will be filed as exhibits to the annual report on Form 10-K for the year ending December 31, 2005.

Item 9.01       Financial Statements and Exhibits
                ---------------------------------

(a)  Financial Statements of businesses acquired. Not Applicable.

(b)  Pro forma financial information. Not Applicable.

(c)  Exhibits.

     None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                BROOKLINE BANCORP, INC.



DATE: December 19, 2005                     By: /s/ Charles H. Peck
                                                ------------------------
                                                Charles H. Peck
                                                Executive Vice President